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                       SUPPLEMENT DATED NOVEMBER 17, 2005
                   TO THE STATEMENT OF ADDITIONAL INFORMATION

                            DATED DECEMBER 30, 2004
                        VAN KAMPEN EMERGING GROWTH FUND,
 AS PREVIOUSLY SUPPLEMENTED ON FEBRUARY 2, 2005, AUGUST 19, 2005 AND SEPTEMBER
                                    22, 2005

                          VAN KAMPEN EQUITY TRUST II,
                            ON BEHALF OF ITS SERIES,
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND,
 AS PREVIOUSLY SUPPLEMENTED ON FEBRUARY 2, 2005, AUGUST 19, 2005 AND SEPTEMBER
                                    22, 2005

     The Statement of Additional Information is hereby supplemented as follows:

     The section entitled "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" is supplemented as follows:

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest up to 10% of its assets in real estate investment trusts ("REITs"). Investing in REITs means the Fund is more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs' value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investment in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the REITs in which it invests.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                REISPTSAIA 11/05